SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 13, 1999



                              WACHOVIA CORPORATION
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



         North Carolina               No. 1-9021           No. 56-1473727
---------------------------------   --------------   ---------------------------
(State or other jurisdiction of      (Commission           (IRS employer
       incorporation)                File Number)        Identification No.)

    100 North Main Street, Winston-Salem, NC                    27101
      191 Peachtree Street NE, Atlanta, GA                      30303
--------------------------------------------------   ---------------------------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:

                          Winston-Salem       336-770-5000
                          Atlanta             404-332-5000

                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)




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Item 5.  Other Events.

         On May 13, 1999, Wachovia Corporation, a North Carolina corporation ("Wachovia"), entered into an Agreement and Plan of Merger with OFFITBANK Holdings, Inc., a Delaware corporation ("OFFIT Holdings"), for a tax-free merger of the two companies pursuant to which OFFIT Holdings would be merged into Wachovia and each outstanding share of common stock, par value $0.01 per share, of OFFIT Holdings would be converted into 0.2284 shares of Wachovia's common stock, par value $5.00 per share (the "Proposed Merger").

         This current report on Form 8-K, including the investor materials, contains certain forward looking statements with respect to the financial condition, results of operations and business of Wachovia after OFFIT Holdings merges with Wachovia, including statements relating to: (a) the reported earnings that will be realized from the Proposed Merger; and (b) the impact on revenues of the Proposed Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) costs or difficulties related to the combination of the businesses of Wachovia and OFFIT Holdings are greater than expected; (2) revenues following the Proposed Merger are lower than expected; (3) competitive pressure among financial institutions increases significantly; (4) general economic conditions, or conditions in securities markets are less favorable than expected; and (5) legislation or regulatory changes adversely affect the businesses in which Wachovia would be engaged.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               99.1 Press release dated May 13, 1999 announcing the Proposed Merger.

               99.2 Investor presentation materials used by Wachovia on May 13, 1999 relating to the Proposed Merger.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Wachovia has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 1999

                                            WACHOVIA CORPORATION


                                            By:  /s/ Robert S. McCoy, Jr.
                                               ---------------------------------
                                               Name: Robert S. McCoy, Jr.
                                               Title: Vice Chairman and
                                                      Chief Financial Officer




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                                  Exhibit Index

99.1     Press release dated May 13, 1999 announcing the Proposed Merger.

99.2 Investor presentation materials used by Wachovia on May 13, 1999 relating to the Proposed Merger.